EX-32 CERTIFICATIONS OF CEO AND CFO

EXHIBIT 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the quarterly report on Form 10-QSB of ViaStar Media Corporation, a Nevada corporation (the "Company"), for the period ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report") as of the date hereof, I, John D. Aquilino, Chief Executive Officer of the Company, and I, Kenneth J. Yonika, Chief Financial Officer of the Company, respectively, hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ JOHN D. AQUILINO
John D. Aquilino President and Chief Executive Officer (Principal Executive Officer)

Dated: May 17, 2004

/s/ KENNETH J. YONIKA
Kenneth J. Yonika, CPA Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 17, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act, or other documentation authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, has been provided to ViaStar Media Corporation and will be retained by ViaStar Media Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies the quarterly report on Form 10-QSB to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of ViaStar Media Corporation. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the quarterly report on Form 10-QSB, irrespective of a general incorporation of language contained in such filing).